UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2011

THE AMACORE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Maitland Promenade 1, 485 North Keller Road, Suite 450, Maitland, Florida	32751
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (407) 805-8900

_______________________________________________________
(Former name or former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.

On June 2, 2011 (the “Initial Closing Date”), The Amacore Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Vicis Capital Master Fund (“Vicis”), pursuant to which the Company agreed to issue and sell to Vicis (the “Private Placement”) up to $2,500,000 in principal amount of its 15% Senior Secured Convertible Notes (the “Notes”).

The Notes are due on June 30, 2012 (the “Maturity Date”) and bear interest at a rate of 15% per annum (the “Stated Interest Rate”).  Upon the occurrence of an Event of Default (as such term is defined in the Purchase Agreement), the Stated Interest Rate shall be adjusted to a rate of 18% per annum.  The obligations of the Company under the Notes are secured pursuant to the terms of the Amended and Restated Security Agreement between the Company and Vicis (the “Security Agreement”).  The Company also agreed to pledge all of the capital stock or other ownership interests of certain of its subsidiaries pursuant to the First Amendment to Stock Pledge and Escrow Agreement (the “Pledge Agreement”), which amended the Stock Pledge and Escrow Agreement, dated August 16, 2010, filed as Exhibit 10.5 to our Current Report on Form 8-K filed with the SEC on August 18, 2010, in order to secure its obligations under the Notes.  In addition, all of the obligations of the Company under the Notes are guaranteed by certain of the Company’s subsidiaries pursuant to the terms of the Amended and Restated Guaranty Agreement (the “Subsidiary Guarantee”) and all of the obligations of such subsidiaries under the Subsidiary Guarantee are secured pursuant to the terms of the Amended and Restated Guarantor Security Agreement (the “Guarantor Security Agreement).

The Notes are convertible, at the option of the holder, into shares of the Company’s Class A common stock at an initial conversion price equal to $0.005 per share (the “Conversion Price”).  The Notes contain provisions that protect the holders against dilution by adjustment of the Conversion Price in certain events such as stock dividends, stock splits and other similar events.  In addition, the Notes have anti-dilution protection in the event that the Company issues securities at a value less than the Conversion Price.  In connection with the Private Placement, the Company entered into a Registration Rights Agreement with Vicis (the “Registration Rights Agreement”), pursuant to which the Company granted “piggyback” registration rights to Vicis.  Vicis also agreed to waive certain anti-dilution rights that it was entitled to by virtue of its holdings of other securities of the Company pursuant to the Waiver of Anti-Dilution Rights Agreement by and between the Company and Vicis (the “Waiver”).  Furthermore, pursuant to the Purchase Agreement, the Company issued five Amended and Restated 15% Senior Secured Convertible Notes, which amended various notes issued by the Company to Vicis in the form of 15% Senior Secured Convertible Note, filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on August 18, 2010, whereby the maturity dates were extended from June 30, 2011 to June 30, 2012.

Pursuant to the Purchase Agreement, Vicis is required to deposit $2,500,000 into an escrow account within 5 days of the Initial Closing pursuant to the terms of the First Amendment to Escrow Agreement by and between the Company, Vicis and the escrow agent (the “Escrow Agreement”), which amended the Escrow Agreement, dated August 16, 2010, filed as Exhibit 10.3 to our Current Report on Form 8-K filed with the SEC on August 18, 2010.  The escrow agent shall disburse funds from the escrow account pursuant to the joint written instructions of the Company and Vicis.  Upon the disbursement of funds from escrow, the Company shall issue to Vicis Notes in the principal amount of the jointly approved escrow disbursement.  The Escrow Agreement shall terminate upon the Maturity Date and any funds remaining in escrow shall be returned to Vicis.

           The foregoing  description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) Purchase Agreement which is filed as Exhibit 10.1 hereto, (ii) the form of Note which is filed as Exhibit 10.2 hereto, (iii) the form of Amended and Restated 15% Senior Secured Convertible Note, which is filed as Exhibit 10.3 hereto, (iv) the Escrow Agreement, which is filed as Exhibit 10.4 hereto, (iv) the Security Agreement which is filed as Exhibit 10.5 hereto, (v) the Pledge Agreement, which is filed as Exhibit 10.6 hereto, (vi) the Subsidiary Guarantee, which is filed as Exhibit 10.7 hereto, (vii) the Guarantor Security Agreement which is filed as Exhibit 10.8 hereto, (viii) the Registration Rights Agreement which is filed as Exhibit 10.9 hereto, (ix) the form of Waiver, which is filed as Exhibit 10.10 hereto, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation

 See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities

 See Item 1.01 above

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Securities Purchase Agreement By and Between The Amacore Group, Inc. and Vicis Capital Master Fund dated June 2, 2011
10.2	Form of 15% Senior Secured Convertible Note
10.3	Form of Amended and Restated 15% Senior Secured Convertible Note
10.4	First Amendment to Escrow Agreement
10.5	Amended and Restated Security Agreement
10.6	First Amendment to Stock Pledge and Escrow Agreement
10.7	Amended and Restated Guaranty Agreement
10.8	Amended and Restated Guarantor Security Agreement
10.9	Registration Rights Agreement
10.10	Waiver of Anti-Dilution Rights

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

Date: June 8, 2011	By: /s/ Jay Shafer
Name: Jay Shafer
Title: Chief Executive Officer and Director

EXHIBIT INDEX

10.1	Securities Purchase Agreement By and Between The Amacore Group, Inc. and Vicis Capital Master Fund dated June 2, 2011
10.2	Form of 15% Senior Secured Convertible Note
10.3	Form of Amended and Restated 15% Senior Secured Convertible Note
10.4	First Amendment to Escrow Agreement
10.5	Amended and Restated Security Agreement
10.6	First Amendment to Stock Pledge and Escrow Agreement
10.7	Amended and Restated Guaranty Agreement
10.8	Amended and Restated Guarantor Security Agreement
10.9	Registration Rights Agreement
10.10	Waiver of Anti-Dilution Rights